                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A



                        Amendment No. 3 to Current Report
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                        Date of Report:   August 27, 1997



                              WASTE RECOVERY, INC.
             (Exact name of Registrant as specified in its Charter)


             TEXAS                                     75-1833498
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or Organization)



  309 S. PEARL EXPRESSWAY, DALLAS, TX                               75201
(Address of principal executive offices)                         (Zip Code)



                                 (214) 741-3865
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          As reported in the Current Report on Form 8-K for Waste Recovery, Inc. (the "Company") dated December 9, 1996, the Company consummated the acquisition of U.S. Tire Recycling Partners, L.P. (U.S. Tire) and Waste Recovery-Illinois general partnership. The consideration paid for these acquisitions included newly issued unregistered shares of Common Stock of the Company. In the agreement to acquire U.S. Tire, the Company agreed to file a registration statement with the Securities and Exchange Commission to register shares issued to the sellers of U.S. Tire after its 1996 Form 10-K is filed. In connection with the filing of the registration statement, an updated Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 1996, is included in this Amendment No. 3 to the Company's Current Report on Form 8-K dated December 9, 1996.

ITEM 7.   PRO FORMA FINANCIAL INFORMATION.

     b.   PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information is included on pages P-1 through P-2 of this document.




                                  [End of Page]

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WASTE RECOVERY, INC.



DATE:  August 27, 1997             /s/THOMAS L. EARNSHAW
                                   -----------------------------------
                              By:  THOMAS L. EARNSHAW
                                   Vice Chairman
                                   (Principal Financial and Accounting Officer)

              INDEX TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                              WASTE RECOVERY, INC.


Pro Forma Consolidated Statement of Operations for the Year
     Ended December 31, 1996 (Unaudited)                                   P-1

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)        P-2

                              WASTE RECOVERY, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations of Waste Recovery, Inc. (the Company) for the year ended December 31, 1996 has been prepared as if the acquisitions and related financings had occurred at the beginning of 1996.

The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 is based upon the historical financial statements of U.S. Tire Recycling Partners L.P. for the eleven months ended November 30, 1996, the historical financial statements of Waste Recovery-Illinois, a general partnership, for the eleven months ended November 30, 1996, and the historical consolidated financial statements of the Company for the year ended December 31, 1996.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited Pro Forma Consolidated Statement of Operations data are not necessarily indicative of the results that would have been reported had such events occurred on the date specified, nor are they indicative of the Company's future results.

                              WASTE RECOVERY, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                          Year Ended December 31, 1996

                                                        Historical                                       Pro Forma
                                       ------------------------------------------------             --------------------
                                                          Waste        U.S. Tire                    Waste Recovery, Inc.
                                                        Recovery -      Recycling                      Waste Recovery-
                                           Waste         Illinois     Partners, L.P.                      Illinois
                                       Recovery, Inc.  Eleven Months  Eleven Months                  U.S. Tire Recycling
                                         Year Ended        Ended          Ended                        Partners, L.P.
                                        December 31,   November 30,    November 30,    Pro Forma        Year Ended
                                            1996           1996           1996        Adjustments     December 31, 1996
                                       ---------------------------------------------------------------------------------
Revenues:
   Tire-derived fuel sales              $ 1,589,405    $   989,150     $  230,226     $  (136,477)(6)   $  2,672,304
   Royalties                                      -              -         88,005                             88,005
   Wire sales                               397,701        172,275              -                            569,976
   Disposal fees, hauling, and other
      revenues                           14,687,426      2,577,006      3,840,105               -         21,104,537
                                        -----------    -----------     ----------     -----------       ------------
      Total revenues                     16,674,532      3,738,431      4,158,336        (136,477)        24,434,822

Operating expenses                       11,908,912      3,342,784      2,560,788        (136,477)(6)     17,676,007
                                                                                          (44,000)(6)
                                                                                           25,000 (3)
                                                                                          (31,444)(4)

General and administrative expenses       3,171,418        654,044        631,121         (80,764)(1)      4,325,375
                                                                                          (47,660)(2)

Depreciation and amortization             1,194,450      1,094,070        379,284         (98,214)(6)      2,521,930
                                        -----------    -----------     ----------     -----------       ------------
                                            399,752     (1,352,467)       587,143         277,082            (88,490)
Other income (expense):
   Other income (expense)                   302,306              -              -         (83,850)(6)        218,456
   Interest income                           72,083         64,162          6,368         (27,000)(6)        115,613
   Interest expense                        (447,176)      (534,058)      (127,619)         27,000 (6)     (1,081,853)
   Grant income                                   -        336,798              -                            336,798
   Gains on sales of property &
      equipment                               9,270              -              -                              9,270
   Gain on involuntary conversion
      of assets                             624,219              -              -                            624,219
   Equity in partnership loss              (668,504)             -              -         668,504 (5)              -
   Supervisory management fees                    -              -       (197,450)        118,680 (1)        (78,770)
                                        -----------    -----------     ----------     -----------       ------------
                                           (107,802)      (133,098)      (318,701)        703,334            143,733
                                        -----------    -----------     ----------     -----------       ------------
Income (loss) before income taxes           291,950     (1,485,565)       268,442         980,416             55,243
Income tax benefit (expense)                 (8,850)             -        (19,904)                           (28,754)
                                        -----------    -----------     ----------     -----------       ------------
Net income (loss)                           283,100     (1,485,565)       248,538         980,416             26,489

Undeclared preferred stock dividends        142,896              -              -                            142,896
                                        -----------    -----------     ----------     -----------       ------------
Net income (loss) available to
   common shareholders                  $   140,204    $(1,485,565)    $  248,538      $  980,416        $  (116,407)
                                        -----------    -----------     ----------     -----------       ------------
                                        -----------    -----------     ----------     -----------       ------------
Net income (loss) per share             $       .01                                                      $      (.01)
                                        -----------                                                     ------------
                                        -----------                                                     ------------
Weighted average number of common
and dilutive common equivalent
shares outstanding                       11,856,758                                                       15,759,021
                                        -----------                                                     ------------
                                        -----------                                                     ------------
SEE ACCOMPANYING NOTES.

                              WASTE RECOVERY, INC.
                  NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                   (Unaudited)

                         Year Ended December 31, 1996

(1)  Cost savings resulting from:
                                                         U.S. Tire
                                                         ---------

     Workforce reductions and realignments (a)          $  118,680
     Change in worker's compensation insurance (b)          80,764
                                                        ----------
                                                        $  199,444
                                                        ----------
                                                        ----------

     (a)  Represents workforce reductions and realignments that have occurred.

     (b) Represents the difference between the cost for U.S. Tire's worker's compensation insurance and the actual cost to the Company.

(2) To record the change in depreciation on property, plant, and equipment, and amortization of intangible assets resulting from the purchase accounting adjustments, net of the amortization of intangible assets included in the historical financial statements. Estimated useful lives used for the major tangible and intangible assets were as follows:

          Machinery and equipment               5-10 years
          Buildings and leasehold improvements    20 years
          Intangible assets                    15-20 years

(3) To reflect the increase in corporate overhead costs associated with the new corporate organization.

(4)  To reflect non-recurring acquisition-related expenses.

(5) To eliminate the Company's equity in loss from its original 45% partnership interest in WR-Illinois.

(6) To eliminate intercompany transactions between the Company and WR-Illinois. The following intercompany transactions were eliminated:

          Intercompany sales (a)                   $136,477
          Administrative fees (b)                    44,000
          Interest charges (c)                       27,000
          Deferred construction fees (d)             39,850
          Depreciation in construction fees (e)      98,214
                                                   --------
               Total                               $345,541
                                                   --------
                                                   --------

     (a)  Represents sales of TDF by the Company to WR-Illinois.

     (b)  Represents administrative fees earned by the Company from WR-Illinois.

     (c) Represents interest charges from the Company to WR-Illinois for interest on intercompany debt.

     (d) Represents the portion of deferred construction fee revenue from Waste Recovery-Illinois which was recognized as revenue for the period.

     (e) Represents depreciation expense recorded by WR-Illinois relating to the capitalized construction fee paid to the Company.


                                       P-2